LIST OF AFFILIATES OF
ACADIA REALTY TRUST

Last Revised 2/12/08
Acadia Realty Trust
Acadia Realty Limited Partnership
ACRS, Inc.

Acadia Bartow Avenue, LLC
Acadia Mad River Property LLC
Acadia Merrillville Realty, L.P.
Acadia Town Line, LLC
Blackman Fifty L.P.
Heathcote Associates, L.P.
Mark Plaza Fifty L.P.
Mark Twelve Associates, L.P.
Pacesetter/Ramapo Associates
RD Abington Associates Limited Partnership
RD Absecon Associates, L.P.
RD Bloomfield Associates Limited Partnership
RD Branch Associates L.P.
RD Elmwood Associates, L.P.
RD Hobson Associates, L.P.
RD Methuen Associates Limited Partnership
RD Smithtown, LLC
RD Village Associates Limited Partnership
RD Woonsocket Associates Limited Partnership

Acadia 239 Greenwich Avenue, LLC
Acadia Heathcote, LLC
Acadia Merrillville Realty, Inc.
Acadia Pacesetter LLC
Acadia Property Holdings, LLC
Blackman Fifty Realty Corp.
Mark Plaza Fifty Realty Corp.
New Castle Fifty Realty Corp.
RD Absecon, Inc.

239 Greenwich Associates Limited Partnership
Crossroads II
Crossroads Joint Venture

Acadia Realty Acquisition I, LLC
Acadia Strategic Opportunity Fund, LP

Acadia Amherst, LLC
Acadia Granville, LLC
Acadia Sheffield Crossing, LLC

Acadia Brandywine Condominium, LLC
Acadia Brandywine Subsidiary, LLC
Acadia Brandywine Town Center, LLC
Acadia Market Square, LLC

Acadia K-H, LLC
AmCap Acadia 8th Addition, LLC
AmCap Acadia 9th Addition, LLC
AmCap Acadia Agent, LLC
AmCap Acadia Atlanta LP
AmCap Acadia Batesville, LLC
AmCap Acadia Benton, LLC
AmCap Acadia Carthage LP
AmCap Acadia Cary, LLC
AmCap Acadia Cincinnati, LLC
AmCap Acadia Conroe LP
AmCap Acadia Great Bend, LLC
AmCap Acadia Hanrahan, LLC
AmCap Acadia Indianapolis, LLC
AmCap Acadia Irving LP
AmCap Acadia K-H Holding, LLC
AmCap Acadia K-H, LLC
AmCap Acadia Little Rock, LLC
AmCap Acadia Longview, LLC
AmCap Acadia Mustang, LLC
AmCap Acadia Pratt, LLC
AmCap Acadia Roanoke, LLC
AmCap Acadia Roswell, LLC
AmCap Acadia Ruidoso, LLC
AmCap Acadia San Ramon, LLC

AmCap Acadia Shreveport, LLC
AmCap Acadia Springerville, LLC
AmCap Acadia Tucson, LLC
AmCap Acadia Tulsa, LLC
Acadia Tarrytown, LLC

Acadia D.R. Management, Inc.
Acadia Hendon Hitchcock Plaza, LLC

Acadia Haygood, LLC
Acadia Sterling Heights, LLC

Acadia Realty Acquisition II, LLC
Acadia Strategic Opportunity Fund II, LLC

Acadia Crossroads, LLC
Crossroads Joint Venture, LLC
Crossroads II, LLC
Acadia New Loudon, LLC

Acadia Mervyn I, LLC
Acadia Mervyn II, LLC
Acadia Mervyn Investors I, LLC
Acadia Mervyn Investors II, LLC
Acadia Mervyn Promote Member I, LLC
Acadia Mervyn Promote Member II, LLC

Acadia-PA East Fordham Acquisitions, LLC
P/A-Acadia Pelham Manor, LLC
Acadia-P/A Holding Company, LLC
Acadia Crescent Plaza LLC
Acadia-P/A Canarsie, LLC

Acadia-P/A Sherman Avenue, LLC
Acadia Berlin LLC
Acadia Boonton LLC
ABR Amboy Road LLC
APA 216st Street LLC
Acadia-P/A 161st Street LLC
Acadia-P/A Liberty LLC
Acadia Oakbrook LLC
Acadia Clark-Diversey LLC
Acadia Naamans Road LLC
Acadia Elmwood Park LLC

Acadia Chestnut LLC
Acadia Chestnut Hill LLC

Acadia-P/A GWB LLC
George Washington Bridge Bus Station Development Venture LLC
Acadia Shore Road LLC

Secor Pelham LLC
Acadia Albertsons Investors LLC
Acadia Shopko Investors LLC
Acadia Cub Foods Investors LLC
Acadia Walnut Hill LLC
Acadia Marsh Investors LLC
Acadia 2914 Third Avenue LLC

Albee Development LLC
Acadia-P/A/T Albee LLC
Acadia-P/A Albee LLC
Albee Office Development LLC
Albee Retail Development LLC
Acadia Atlantic Avenue LLC
Acadia West Shore Expressway LLC
Acadia West 54th Street LLC
Fordham Place Office LLC
Acadia Strategic Opportunity Fund III LLC
Acadia Realty Acquisition III LLC

Acadia Investors III, Inc.
Acadia-P/A Holding Company II LLC
Acadia 3319 Atlantic Avenue LLC
Canarsie Plaza LLC
Acadia-Storage Post Byram LLC
Acadia Byram LLC
Acadia Rex LLC
Acadia-P/A Management Services LLC

Acadia Westport LLC
125 Main Street Associates LLC
Acadia-P/A Sheepshead Bay LLC

Acadia Storage Post LLC
Acadia Storage Company LLC
Acadia Self Storage LLC
Acadia Storage Post Metropolitan Avenue LLC
Acadia Storage Post Portfolio Company LLC
Acadia Suffern LLC